Putnam Dynamic Risk Allocation Fund
The fund's portfolio
8/31/22 (Unaudited)

COMMON STOCKS (9.4%)(a)
	Shares	Value
Basic materials (0.8%)
Anglo American PLC (United Kingdom)	314	$10,084
Arkema SA (France)	13	1,100
BHP Group, Ltd. (Australia)	52	1,421
BlueScope Steel, Ltd. (Australia)	147	1,669
Boliden AB (Sweden)	35	1,122
Compagnie de Saint-Gobain (France)	225	9,091
CRH PLC (Ireland)	128	4,708
Eiffage SA (France)	83	7,313
Glencore PLC (United Kingdom)	722	3,950
Mineral Resources, Ltd. (Australia)	35	1,510
Nitto Denko Corp. (Japan)	100	6,158
OCI NV (Netherlands)	114	4,287
Rio Tinto PLC (United Kingdom)	223	12,312
Rio Tinto, Ltd. (Australia)	125	8,037
Shin-Etsu Chemical Co., Ltd. (Japan)	100	11,623
South32, Ltd. (Australia)	961	2,708

		87,093
Capital goods (0.4%)
BAE Systems PLC (United Kingdom)	285	2,568
Dassault Aviation SA (France)	21	2,885
Fuji Electric Co., Ltd. (Japan)	100	4,324
GEA Group AG (Germany)	139	4,846
Komatsu, Ltd. (Japan)	400	8,372
Legrand SA (France)	137	9,913
Spirax_Sarco engineering PLC (United Kingdom)	41	4,998
Vinci SA (France)	3	278

		38,184
Communication services (0.4%)
KDDI Corp. (Japan)	400	12,290
Koninklijke KPN NV (Netherlands)	2,272	7,226
Nippon Telegraph & Telephone Corp. (Japan)	400	10,835
Telstra Corp., Ltd. (Australia)	4,147	11,219

		41,570
Conglomerates (0.1%)
Marubeni Corp. (Japan)	1,200	12,436
Mitsui & Co., Ltd. (Japan)	100	2,334

		14,770
Consumer cyclicals (1.4%)
Aristocrat Leisure, Ltd. (Australia)	423	10,268
Brambles, Ltd. (Australia)	593	4,985
Chow Tai Fook Jewellery Group, Ltd. (Hong Kong)	1,200	2,420
Cie Financiere Richemont SA Class A (Switzerland)	33	3,685
CK Hutchison Holdings, Ltd. (Hong Kong)	1,000	6,453
Daiwa House Industry Co., Ltd. (Japan)	200	4,483
Hermes International (France)	11	14,103
Industria de Diseno Textil SA (Spain)	305	6,582
Jardine Matheson Holdings, Ltd. (Hong Kong)	100	5,295
JD Sports Fashion PLC (United Kingdom)	4,772	6,247
Knorr-Bremse AG (Germany)	51	2,475
La Francaise des Jeux SAEM (France)	86	2,794
LVMH Moet Hennessy Louis Vuitton SA (France)	13	8,408
Moncler SpA (Italy)	235	10,520
Namco Bandai Holdings, Inc. (Japan)	100	7,500
Pandora A/S (Denmark)	96	5,778
Porsche Automobil Holding SE (Preference) (Germany)	38	2,691
Stellantis NV (Italy)	959	12,775
Toyota Motor Corp. (Japan)	100	1,493
Volkswagen AG (Preference) (Germany)	89	12,706
Volvo AB Class B (Sweden)	128	2,028
Volvo Car AB Class B (Sweden)(NON)	502	3,052
Wesfarmers, Ltd. (Australia)	306	9,796
Wolters Kluwer NV (Netherlands)	16	1,565

		148,102
Consumer staples (1.3%)
British American Tobacco PLC (United Kingdom)	176	7,050
Coca-Cola HBC AG (Italy)	181	4,137
Coles Group, Ltd. (Australia)	614	7,342
Diageo PLC (United Kingdom)	348	15,191
Ferguson PLC (United Kingdom)	92	10,644
Haleon PLC (United Kingdom)(NON)	575	1,729
Imperial Brands PLC (United Kingdom)	511	11,227
ITOCHU Corp. (Japan)	100	2,745
Kesko Oyj Class B (Finland)	122	2,569
Koninklijke Ahold Delhaize NV (Netherlands)	440	12,106
L'Oreal SA (France)	46	15,797
McDonald's Holdings Co. (Japan), Ltd. (Japan)	200	7,148
Nestle SA (Switzerland)	119	13,936
Recruit Holdings Co., Ltd. (Japan)	200	6,369
Unilever PLC (United Kingdom)	35	1,589
WH Group, Ltd. (Hong Kong)	4,500	3,065
Yakult Honsha Co., Ltd. (Japan)	200	11,815

		134,459
Energy (0.5%)
BP PLC (United Kingdom)	3,542	18,083
Equinor ASA (Norway)	293	11,330
Orsted AS (Denmark)	22	2,150
Shell PLC (United Kingdom)	827	21,912

		53,475
Financials (1.9%)
3i Group PLC (United Kingdom)	452	6,351
Aviva PLC (United Kingdom)	1,329	6,437
Banco Bilbao Vizcaya Argentaria SA (Spain)	2,664	11,931
Banco Santander SA (Spain)	4,994	12,103
Bank Leumi Le-Israel BM (Israel)	1,243	13,125
Barratt Developments PLC (United Kingdom)	479	2,372
CK Asset Holdings, Ltd. (Hong Kong)	1,133	7,647
DBS Group Holdings, Ltd. (Singapore)	600	13,962
DNB Bank ASA (Norway)	297	5,666
Exor NV (Netherlands)	66	3,972
Gjensidige Forsikring ASA (Norway)	124	2,515
Goodman Group (Australia)(R)	828	11,052
Investor AB Class B (Sweden)	584	9,195
Israel Discount Bank, Ltd. Class A (Israel)	665	4,061
Japan Post Holdings Co., Ltd. (Japan)	1,500	10,349
Lloyds Banking Group PLC (United Kingdom)	3,519	1,786
Mitsui Fudosan Co., Ltd. (Japan)	100	2,019
Mizrahi Tefahot Bank, Ltd. (Israel)	32	1,300
National Australia Bank, Ltd. (Australia)	541	11,254
NN Group NV (Netherlands)	30	1,230
Nomura Real Estate Holdings, Inc. (Japan)	200	4,900
Partners Group Holding AG (Switzerland)	13	12,512
Sampo Oyj Class A (Finland)	39	1,766
Singapore Exchange, Ltd. (Singapore)	500	3,390
Sumitomo Realty & Development Co., Ltd. (Japan)	100	2,447
Tokio Marine Holdings, Inc. (Japan)	200	11,196
UBS Group AG (Switzerland)	595	9,398
United Overseas Bank, Ltd. (Singapore)	400	7,806
Zurich Insurance Group AG (Switzerland)	13	5,758

		197,500
Health care (1.2%)
AstraZeneca PLC (United Kingdom)	37	4,579
CSL, Ltd. (Australia)	4	799
Eurofins Scientific (Luxembourg)	32	2,217
Fresenius SE & Co. KGaA (Germany)	69	1,708
Getinge AB Class B (Sweden)	154	2,857
GlaxoSmithKline PLC (United Kingdom)	496	7,945
Ipsen SA (France)	33	3,163
Merck KGaA (Germany)	61	10,499
Novartis AG (Switzerland)	275	22,189
Novo Nordisk A/S Class B (Denmark)	206	22,006
Ono Pharmaceutical Co., Ltd. (Japan)	200	4,774
Roche Holding AG (Switzerland)	83	26,732
Sartorius Stedim Biotech (France)	14	5,124
Sonic Healthcare, Ltd. (Australia)	348	8,038

		122,630
Technology (0.9%)
ASM International NV (Netherlands)	2	543
ASML Holding NV (Netherlands)	12	5,819
Capgemini SE (France)	28	4,847
Fujitsu, Ltd. (Japan)	100	11,819
Hoya Corp. (Japan)	100	10,157
NTT Data Corp. (Japan)	300	4,224
Sage Group PLC (The) (United Kingdom)	707	5,856
Sartorius AG (Preference) (Germany)	14	5,849
SCSK Corp. (Japan)	200	3,267
Shimadzu Corp. (Japan)	200	5,860
Square Enix Holdings Co., Ltd. (Japan)	200	8,701
STMicroelectronics NV (France)	252	8,770
Telefonaktiebolaget LM Ericsson Class B (Sweden)	1,574	11,767
Thales SA (France)	59	7,115

		94,594
Transportation (0.2%)
A.P. Moeller-Maersck A/S Class B (Denmark)	2	4,783
Deutsche Post AG (Germany)	281	10,271
Nippon Yusen KK (Japan)	100	7,642
SG Holdings Co., Ltd. (Japan)	100	1,658
ZIM Integrated Shipping Services, Ltd. (Israel)	24	866

		25,220
Utilities and power (0.3%)
E.ON SE (Germany)	1,320	11,284
Enel SpA (Italy)	835	3,934
Fortum OYJ (Finland)	404	4,148
Glow Energy PCL (Thailand)(NON)(F)	400	—
Osaka Gas Co., Ltd. (Japan)	200	3,362
RWE AG (Germany)	94	3,598
Tokyo Gas Co., Ltd. (Japan)	400	7,491

		33,817

Total common stocks (cost $920,896)		$991,414

COMMODITY LINKED NOTES (1.5%)(a)(CLN)
	Principal amount	Value
Goldman Sachs International 144A notes zero %, 7/24/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$75,000	$60,220
Goldman Sachs International 144A notes zero %, 3/31/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	96,000	99,530

Total commodity linked notes (cost $171,000)		$159,750

SHORT-TERM INVESTMENTS (91.5%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 2.33%(AFF)	Shares	9,077,706	$9,077,706
U.S. Treasury Bills 2.120%, 9/15/22(SEG)(SEGSF)		$100,000	99,917
U.S. Treasury Bills 2.640%, 10/25/22(SEGSF)		100,000	99,607
U.S. Treasury Bills 2.116%, 9/6/22(SEG)(SEGSF)		400,000	399,888

Total short-term investments (cost $9,677,120)			$9,677,118
TOTAL INVESTMENTS

Total investments (cost $10,769,016)			$10,828,282

	FORWARD CURRENCY CONTRACTS at 8/31/22 (aggregate face value $4,516,010) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Buy	9/21/22	$25,218	$27,288	$(2,070)
		Euro	Sell	9/21/22	118,933	126,708	7,775
	Citibank, N.A.
		British Pound	Buy	9/21/22	315,165	343,634	(28,469)
		Canadian Dollar	Buy	10/19/22	318,249	323,346	(5,097)
		Danish Krone	Buy	9/21/22	4,302	4,606	(304)
		Norwegian Krone	Buy	9/21/22	11,203	11,804	(601)
	Goldman Sachs International
		British Pound	Sell	9/21/22	26,729	27,821	1,092
		Chinese Yuan (Offshore)	Buy	11/16/22	19,583	20,031	(448)
		Polish Zloty	Buy	9/21/22	29,697	32,291	(2,594)
	HSBC Bank USA, National Association
		Australian Dollar	Buy	10/19/22	28,005	27,782	223
		Danish Krone	Buy	9/21/22	27,491	29,421	(1,930)
		Swedish Krona	Buy	9/21/22	48,337	52,830	(4,493)
	JPMorgan Chase Bank N.A.
		Euro	Buy	9/21/22	1,820,320	1,955,774	(135,454)
		Japanese Yen	Buy	11/16/22	823,124	877,837	(54,713)
		Singapore Dollar	Buy	11/16/22	573	581	(8)
		Swiss Franc	Buy	9/21/22	85,139	87,210	(2,071)
	Morgan Stanley & Co. International PLC
		Australian Dollar	Sell	10/19/22	22,322	22,528	206
		Euro	Sell	9/21/22	36,827	36,248	(579)
		Polish Zloty	Sell	9/21/22	29,697	29,827	130
		Swiss Franc	Buy	9/21/22	38,830	39,777	(947)
	NatWest Markets PLC
		Singapore Dollar	Buy	11/16/22	23,054	23,371	(317)
	State Street Bank and Trust Co.
		Euro	Sell	9/21/22	25,256	26,718	1,462
		Hong Kong Dollar	Buy	11/16/22	29,256	29,270	(14)
		Israeli Shekel	Buy	10/19/22	10,230	9,715	515
	Toronto-Dominion Bank
		Euro	Sell	9/21/22	36,123	37,713	1,590
	UBS AG
		Australian Dollar	Buy	10/19/22	109,486	108,322	1,164
		Chinese Yuan (Offshore)	Buy	11/16/22	59,082	60,397	(1,315)
		Euro	Sell	9/21/22	41,556	41,615	59
		Swiss Franc	Sell	9/21/22	27,458	27,694	236
	WestPac Banking Corp.
		Euro	Sell	9/21/22	34,010	34,649	639
		Japanese Yen	Buy	11/16/22	36,832	39,202	(2,370)

	Unrealized appreciation						15,091

	Unrealized (depreciation)						(243,794)

	Total						$(228,703)
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 8/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Canadian Government Bond 10 yr (Long)	8	$758,914	$758,914	Dec-22	$(3,740)
Euro-BTP Italian Government Bond (Long)	5	600,508	600,508	Sep-22	(19,365)
Euro-Bund 10 yr (Long)	4	594,810	594,810	Sep-22	(10,630)
Euro-OAT 10 yr (Long)	5	693,516	693,516	Sep-22	(14,611)
Japanese Government Bond 10 yr (Long)	1	1,076,336	1,076,336	Sep-22	2,155
MSCI EAFE Index (Short)	2	184,050	182,710	Sep-22	3,604
S&P 500 Index E-Mini (Short)	4	791,000	791,300	Sep-22	(15,534)
U.K. Gilt 10 yr (Long)	5	626,911	626,912	Dec-22	(11,453)
U.S. Treasury Note Ultra 10 yr (Long)	19	2,378,563	2,378,563	Dec-22	(19,418)

Unrealized appreciation					5,759

Unrealized (depreciation)					(94,751)

Total					$(88,992)

	OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/22 (Unaudited)
	Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
	$603,842	$582,401	$—	8/9/23	(US SOFR plus 0.22%) — Monthly	A basket (MLFCF15) of common stocks — Monthly*	$(21,651)
	602,603	579,402	—	8/9/23	US SOFR plus 0.05% — Monthly	Russell 1000 Total Return Index — Monthly	24,021
	Citibank, N.A.
	375,413	368,474	—	9/28/22	(US SOFR plus 0.45%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	(6,967)
	JPMorgan Chase Bank N.A.
	1,383,036	1,323,158	—	2/7/23	(US SOFR plus 0.43%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	(63,544)

Upfront premium received			—	Unrealized appreciation			24,021

Upfront premium (paid)			—	Unrealized (depreciation)			(92,162)

		Total	$—			Total	$(68,141)
*	The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	269	$42,288	7.26%
Microsoft Corp.	Technology	98	25,630	4.40%
Alphabet, Inc. Class A	Technology	225	24,382	4.19%
Amazon.com, Inc.	Consumer cyclicals	147	18,650	3.20%
Procter & Gamble Co. (The)	Consumer staples	85	11,784	2.02%
JPMorgan Chase & Co.	Financials	89	10,132	1.74%
Merck & Co., Inc.	Health care	115	9,815	1.69%
CVS Health Corp.	Health care	95	9,299	1.60%
Accenture PLC Class A	Technology	30	8,754	1.50%
Qualcomm, Inc.	Technology	66	8,705	1.49%
Philip Morris International, Inc.	Consumer staples	90	8,590	1.47%
Booking Holdings, Inc.	Consumer cyclicals	4	8,115	1.39%
Eli Lilly and Co.	Health care	27	8,013	1.38%
NVIDIA Corp.	Technology	52	7,862	1.35%
Vertex Pharmaceuticals, Inc.	Health care	28	7,808	1.34%
Tesla, Inc.	Consumer cyclicals	27	7,570	1.30%
Abbott Laboratories	Health care	73	7,473	1.28%
AbbVie, Inc.	Health care	54	7,250	1.24%
Exxon Mobil Corp.	Energy	73	6,990	1.20%
Cadence Design Systems, Inc.	Technology	39	6,741	1.16%
Synopsys, Inc.	Technology	19	6,676	1.15%
Coca-Cola Co. (The)	Consumer staples	106	6,541	1.12%
Lockheed Martin Corp.	Capital goods	15	6,504	1.12%
General Dynamics Corp.	Capital goods	28	6,489	1.11%
Citigroup, Inc.	Financials	132	6,447	1.11%
Goldman Sachs Group, Inc. (The)	Financials	19	6,407	1.10%
MetLife, Inc.	Financials	99	6,379	1.10%
Intuit, Inc.	Technology	14	5,959	1.02%
Adobe, Inc.	Technology	15	5,752	0.99%
Cisco Systems, Inc./Delaware	Technology	128	5,716	0.98%
AutoZone, Inc.	Consumer cyclicals	3	5,386	0.92%
Meta Platforms, Inc. Class A	Technology	32	5,235	0.90%
Bristol-Myers Squibb Co.	Health care	77	5,185	0.89%
CSX Corp.	Transportation	161	5,096	0.88%
eBay, Inc.	Technology	111	4,920	0.84%
Pfizer, Inc.	Health care	108	4,895	0.84%
Marathon Petroleum Corp.	Energy	48	4,857	0.83%
AT&T, Inc.	Communication services	266	4,672	0.80%
Wells Fargo & Co.	Financials	103	4,496	0.77%
American Electric Power Co., Inc.	Utilities and power	44	4,416	0.76%
Ulta Beauty, Inc.	Consumer staples	10	4,332	0.74%
Corteva, Inc.	Basic materials	68	4,204	0.72%
Targa Resources Corp.	Energy	60	4,106	0.71%
CF Industries Holdings, Inc.	Basic materials	39	3,999	0.69%
Atlassian Corp PLC Class A (Australia)	Technology	16	3,991	0.69%
Gartner, Inc.	Consumer cyclicals	13	3,737	0.64%
Ameriprise Financial, Inc.	Financials	14	3,725	0.64%
Marathon Oil Corp.	Energy	145	3,720	0.64%
Verizon Communications, Inc.	Communication services	87	3,622	0.62%
Cheniere Energy, Inc.	Energy	22	3,587	0.62%

Key to holding's abbreviations
OTC	Over-the-counter
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2022 through August 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $10,579,020.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 8/31/22
Short-term investments
	Putnam Short Term Investment Fund*	$9,427,729	$540,522	$890,545	$38,436	$9,077,706

	Total Short-term investments	$9,427,729	$540,522	$890,545	$38,436	$9,077,706
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $234,865.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $282,805.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure to currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
As of the close of the reporting period, due to a decrease in the fund's net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At the close of the reporting period, the fund had net asset position of $11,772 and net liability position of $308,616 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $282,805 and may include amounts related to unsettled agreements. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$—	$87,093	$—
Capital goods	—	38,184	—
Communication services	—	41,570	—
Conglomerates	—	14,770	—
Consumer cyclicals	—	148,102	—
Consumer staples	1,729	132,730	—
Energy	—	53,475	—
Financials	—	197,500	—
Health care	—	122,630	—
Technology	—	94,594	—
Transportation	866	24,354	—
Utilities and power	—	33,817	—**

Total common stocks	2,595	988,819	—
Commodity linked notes	—	159,750	—
Short-term investments	—	9,677,118	—

Totals by level	$2,595	$10,825,687	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(228,703)	$—
Futures contracts	(88,992)	—	—
Total return swap contracts	—	(68,141)	—

Totals by level	$(88,992)	$(296,844)	$—
**Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	60
Forward currency contracts (contract amount)	$4,700,000
OTC total return swap contracts (notional)	$3,000,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com